UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024
____________________
Cohen & Steers Income Opportunities REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)
____________________

Maryland	333-269416	88-3609651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)
(212) 832-3232
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note
Cohen & Steers Income Opportunities REIT, Inc. (the “Company” or “CNSREIT”) previously filed on December 23, 2024 a Current Report on Form 8-K disclosing the acquisition of the property known as Bridgepointe Shopping Center
(“Bridgepointe”) on December 20, 2024.
This Amendment to the Current Report on Form 8-K, filed on December 23, 2024, is being filed by the Company solely to provide the required audited and unaudited statements of revenues and certain expenses under Rule 3-14 of Regulation S-X with respect to the acquisition of Bridgepointe. Additionally, this report presents the required pro forma financial information reflecting the impact of the acquisition of Bridgepointe on the Company. The Company intends to make an election to be treated as a real estate investment trust for federal income tax purposes beginning with the taxable year ended December 31, 2024 and as such, the estimated taxable operating results are excluded from this report.
The Company’s results with respect to this acquisition may be materially different from those expressed in this report due to various factors, including those discussed in the Company’s Registration Statement on Form S-11 (File No. 333-269416), as amended, and under Item 1A. Risk Factors in the Company’s annual report on Form 10-K for the year ended December 31, 2023.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of Real Estate Acquired
•Independent Auditor’s Report;
•Unaudited statement of revenues and certain expenses from real estate operations for the nine months ended September 30, 2024; and
•Audited statement of revenues and certain expenses from real estate operations for the year ended December 31, 2023

(b) Pro forma financial information
•Unaudited pro forma consolidated balance sheet as of September 30, 2024;
•Unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2024; and
•Unaudited pro forma consolidated statement of operations for the year ended December 31, 2023

Item 9.01 (a)

BRIDGEPOINTE SHOPPING CENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES FROM REAL ESTATE OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 (Unaudited)
AND
THE YEAR ENDED DECEMBER 31, 2023

INDEPENDENT AUDITOR’S REPORT
To Cohen & Steers Income Opportunities REIT, Inc.:
Opinion
We have audited the Statement of Revenues and Certain Expenses from Real Estate Operations of Bridgepointe Shopping Center (the “Property”) for the year ended December 31, 2023, and the related notes (the “financial statement”).
In our opinion, the accompanying financial statement presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the financial statement for the year ended December 31, 2023, in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statement section of our report. We are required to be independent of the Property and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis of Accounting
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations under Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended (for inclusion in the Current Report on Form 8-K filed by Cohen & Steers Income Opportunities REIT, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. As a result, the financial statement may not be suitable for another purpose. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Financial Statement
Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.
Auditor’s Responsibilities for the Audit of the Financial Statement
Our objectives are to obtain reasonable assurance about whether the financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statement.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statement.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Deloitte & Touche LLP
New York, New York
March 5, 2025

Bridgepointe Shopping Center
Statements of Revenues and Certain Expenses from Real Estate Operations
(in thousands)

	Nine Months Ended September 30, 2024 (Unaudited)	Year Ended December 31, 2023
Revenues from real estate operations
Rental revenue	$7,033	$8,265
Total revenues from real estate operations	7,033	8,265
Certain expenses from real estate operations
Real estate taxes and insurance expense	1,779	2,220
Other operating expenses	831	729
Total certain expenses from real estate operations	2,610	2,949
Revenues in excess of expenses from real estate operations	$4,423	$5,316

See accompanying notes to the statements of revenues and certain expenses from real estate operations.

Bridgepointe Shopping Center
Notes to the Statements of Revenues and Certain Expenses from Real Estate Operations
Note 1: Organization and Description of Business
On December 20, 2024, Core Power Acquisitions, LLC, a Delaware limited liability company (the “Purchaser”) and wholly-owned subsidiary of the programmatic joint venture (the “JV”) between Cohen & Steers Income Opportunities REIT, Inc. (the “Company”) and The Sterling Organization, LLC (“Sterling”), acquired certain real property commonly known as “Bridgepointe Shopping Center” and located at 3010 Bridgepointe Parkway in San Mateo, California (the “Property”) from an unaffiliated third-party seller, for approximately $127.4 million. The Company owns a 99% interest in the JV, with Sterling owning the remaining 1%. The Property is an approximately 231,700 square-foot power center located at the base of the San Mateo-Hayward Bridge, a major East-West corridor of the Bay Area. The acquisition was funded through a combination of (i) $69.3 million of property-level financing, net of deferred financing costs, and (ii) equity of approximately $58.1 million contributed by the JV partners in proportion to their ownership interests.
Note 2: Summary of Significant Accounting Policies
Basis of Presentation
The accompanying statements of revenues and certain expenses from real estate operations (the “financial statements”) have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8-K/A of the Company, and with the provisions of Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations of the Property for the periods presented as certain amounts, which may not be directly attributable to the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income and management fees to the previous manager.
The financial statement for the period from January 1, 2024 through September 30, 2024 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair statement of this financial statement for the interim period on the basis described above have been included. The results for such an interim period are not necessarily indicative of the results for the entire year.
Management is not aware of any other material factors relating to the Property which would cause the reported financial statements not to be indicative of future operating results.
Use of Estimates
The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that in certain circumstances may affect the reporting and disclosure of revenues and certain expenses from real estate operations. Actual results could differ from those estimates.
Revenue Recognition
Rental revenue primarily consists of base rent and tenant reimbursement income arising from tenant leases at the Property. Base rent is recognized on a straight-line basis over the life of the lease, including any rent step ups or abatement provisions when collectibility is probable. Differences between recognized operating lease income and contractually due amounts are recorded as straight-line rent receivables or liabilities, as applicable. The Property begins to recognize revenue when a tenant takes possession of the leased space. Certain of the Property’s contracts contain non-lease components (such as common area maintenance, reimbursement of third-party maintenance expenses, real estate taxes and insurance) in addition to lease components (i.e., monthly rental charges). Services related to non-lease components are provided over the same period of time as, and billed in the same manner as, monthly rental charges. Tenant reimbursements are accounted for as variable lease payments within operating lease income on the financial statements. The Property elected to apply the practical expedient available under Accounting Standards Codification (“ASC”) 842, Leases, for all classes of assets, not to segregate the lease components from the non-lease components when accounting for operating leases. Since the lease component is the predominant component under each of these leases, combined revenues from both the lease and non-lease components are accounted for in accordance with ASC 842 and reported as rental revenue in the Property’s financial statements.

Expense Recognition
Certain expenses from real estate operations represent the direct expenses of operating the Property and consist primarily of real estate taxes, insurance and other operating expenses that are expected to continue in the ongoing operations of the Property.
Note 3: Rental Revenue
The Property is leased to tenants under leases with remaining terms of one to fifteen years. Income from fixed lease payments for operating leases are recognized on a straight-line basis over the non-cancelable term of the lease and are considered to be fixed components of the operating leases. The variable components primarily consist of the reimbursement of operating expenses such as real estate taxes, insurance, and common area maintenance costs.
Lease income related to operating leases recognized and included in the financial statements is as follows ($ in thousands):

	September 30, 2024 (unaudited)	December 31, 2023
Lease income — fixed	$5,169	$6,175
Lease income — variable	1,864	2,090
Rental revenue	$7,033	$8,265
As of September 30, 2024, the future minimum cash rents to be received over the next five years and thereafter for non-cancelable operating leases are as follows ($ in thousands, unaudited):

2024 (remaining)	$2,185
2025	8,977
2026	8,756
2027	8,817
2028	7,888
Thereafter	35,833
Total	$72,457
Note 4: Tenant Concentration Risk
To the extent the Property has a significant concentration of revenues from any single tenant, the inability of that tenant to make its payment could have an adverse effect on the Property. Three tenants each comprised over 10% and in aggregate comprised approximately 40% of the Property’s total revenues for both the nine months ended September 30, 2024 (unaudited), and the year ended December 31, 2023.
Note 5: Commitments and Contingencies
The Property is not involved in any material litigation nor, to management’s knowledge, was any material litigation threatened against the Property.
Note 6: Subsequent Events
Management evaluated events and transactions that occurred after September 30, 2024 up through March 5, 2025, the date these financial statements were available to be issued and noted no items requiring adjustment or additional disclosure.

Item 9.01 (b)
Cohen & Steers Income Opportunities REIT, Inc.
Unaudited Pro Forma Consolidated Financial Statements
The unaudited pro forma condensed financial information below has been prepared to illustrate the effect of Cohen & Steers Income Opportunities REIT, Inc.’s (the “Company”) acquisition of certain real property commonly known as “Bridgepointe Shopping Center” (“Bridgepointe”), which was consummated on December 20, 2024, for approximately $127.4 million. Bridgepointe, located at 3010 Bridgepointe Parkway in San Mateo, California, is an approximately 231,700 square-foot power center which is 100% leased to 18 tenants. The acquisition was completed through a programmatic joint venture (the “JV”) between the Company and The Sterling Organization, LLC (“Sterling”), in which the Company owns a 99% interest. The acquisition was funded through a combination of (i) $69.3 million of property-level financing, net of deferred financing costs, and (ii) equity of approximately $58.1 million contributed by the JV partners in proportion to their ownership interests.
The unaudited pro forma consolidated balance sheet as of September 30, 2024 is presented as if the acquisition of Bridgepointe and the related financing had occurred on September 30, 2024.
The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023, are presented as if the Bridgepointe acquisition and the related financing had occurred on January 1, 2023.
The following unaudited pro forma consolidated financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements of the Company and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024 and Annual Report on Form 10-K for the year ended December 31, 2023. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what the actual financial position and operating results would have been had the Bridgepointe acquisition and the related financing occurred on September 30, 2024 and January 1, 2023, respectively, nor are they indicative of future operating results of the Company.

Cohen & Steers Income Opportunities REIT, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2024
(in thousands)

	CNSREIT Historical (a)	Bridgepointe Shopping Center Acquisition		CNSREIT Pro Forma
ASSETS
Investments in real estate, net	$107,272	$124,811	(b)	$232,083
Investments in real estate-related securities, at fair value	5,422	—		5,422
Lease intangible assets, net	17,125	18,600	(b)	35,725
Cash and cash equivalents	12,648	(3,902)	(c)	8,746
Restricted cash	1,898	—		1,898
Due from affiliate	508	—		508
Other assets	863	390	(d)	1,253
Total assets	$145,736	$139,899		$285,635
LIABILITIES AND EQUITY
Mortgage notes, net	$65,545	$69,319	(e)	$134,864
Lease intangible liabilities, net	8,807	15,978	(b)	24,785
Due to affiliate	8,124	—		8,124
Accounts payable, accrued expenses and other liabilities	3,187	448	(d)	3,635
Total liabilities	$85,663	$85,745		$171,408
Commitments and Contingencies
Equity
Preferred Stock, $0.01 par value per share, 100,000,000 shares authorized; and none issued and outstanding	$—	$—		$—
Common Stock- Class P shares, $0.01 par value per share, 800,000,000 shares authorized; and 11,209,121 issued and outstanding	64	48	(f)	112
Common Stock- Class T shares, $0.01 par value per share, 80,000,000 shares authorized; and none issued and outstanding	—	—		—
Common Stock- Class S shares, $0.01 par value per share, 800,000,000 shares authorized; and none issued and outstanding	—	—		—
Common Stock- Class D shares, $0.01 par value per share, 160,000,000 shares authorized; and none issued and outstanding	—	—		—
Common Stock- Class I shares, $0.01 par value per share, 600,000,000 shares authorized; and 50,355 issued and outstanding	1	—		1
Common Stock- Class F-T shares, $0.01 par value per share, 20,000,000 shares authorized; and none issued and outstanding	—	—		—
Common Stock- Class F-S shares, $0.01 par value per share, 200,000,000 shares authorized; and none issued and outstanding	—	—		—
Common Stock- Class F-D shares, $0.01 par value per share, 40,000,000 shares authorized; and none issued and outstanding	—	—		—
Common Stock- Class F-I shares, $0.01 par value per share, 100,000,000 shares authorized; and 9,609 issued and outstanding	—	—		—
Additional paid-in capital	58,992	53,570	(f)	112,562
Accumulated deficit	(2,605)	—		(2,605)
Total stockholders’ equity	56,452	53,618		110,070
Non-controlling interests	3,621	536	(g)	4,157
Total equity	60,073	54,154		114,227
Total liabilities and equity	$145,736	$139,899		$285,635
See accompanying notes to the unaudited pro forma consolidated balance sheet.

1.Unaudited Pro Forma Consolidated Balance Sheet Adjustments
a.Represents the unaudited consolidated balance sheet of CNSREIT as of September 30, 2024, as included in CNSREIT’s Quarterly Report on Form 10-Q for the period ended September 30, 2024.
b.Represents the acquisition of Bridgepointe as if it had occurred on September 30, 2024. The aggregate consideration was approximately $127.4 million including acquisition costs. The purchase price allocation is based on the estimated fair values of the assets acquired and liabilities assumed. The following table details the allocation of the Bridgepointe purchase price ($ in thousands):

Description
Land	$53,431
Building and site improvements	71,380
In-place lease intangibles	18,600
Below-market lease intangibles	(15,978)
Total	$127,433
c.Represents acquisition and financing deposits paid with cash on hand.
d.Represents assumed working capital as of the acquisition date.
e.Represents the $70.0 million loan with a 10-year term, net of deferred financing costs of approximately $0.7 million.
f.Represents approximately $53.6 million received relating to the issuance of Class P shares, which excludes deposits paid for the acquisition with cash on hand.
g.Represents the 1% non-controlling equity interest held by Sterling.

Cohen & Steers Income Opportunities REIT, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2024
(In thousands, except per share data)

	CNSREIT Historical (a)	Bridgepointe Shopping Center Acquisition (b)		Pro Forma Adjustments		CNSREIT Pro Forma
Revenues
Rental revenue	$4,788	$7,033		$2,270	(c)	$14,091
Total revenues	4,788	7,033		2,270		14,091
Expenses
Property operating	1,652	2,610	(d)	—		4,262
General and administrative	284	—		—		284
Organization expenses	1,852	—		—		1,852
Performance participation allocation	4	—		—		4
Depreciation and amortization	3,109	—		3,619	(e)	6,728
Total expenses	6,901	2,610		3,619		13,130
Other income (expense), net
Realized and unrealized gains from real estate-related securities, net	989	—		—		989
Interest expense	(414)	—		(3,038)	(f)	(3,452)
Other income	187	—		—		187
Total other income (expense), net	762	—		(3,038)		(2,276)
Net income (loss)	$(1,351)	$4,423		$(4,387)		$(1,315)
Net income (loss) attributable to non-controlling interests	36	—		1	(g)	37
Net income (loss) attributable to common stockholders	$(1,387)	$4,423		$(4,388)		$(1,352)
Net income (loss) per share of common stock - basic and diluted	$(0.27)					$(0.14)
Weighted-average shares of common stock outstanding - basic and diluted	5,048					9,879	(h)

See accompanying notes to the unaudited pro forma consolidated statement of operations.

Cohen & Steers Income Opportunities REIT, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2023
(In thousands, except per share data)

	CNSREIT Historical (a)	Bridgepointe Shopping Center Acquisition (b)		Pro Forma Adjustments		CNSREIT Pro Forma
Revenues
Rental revenue	$—	$8,265		$3,964	(c)	$12,229
Total revenues	—	8,265		3,964		12,229
Expenses
Property operating	—	2,949	(d)	—		2,949
General and administrative	169	—		—		169
Organization expenses	—	—		—		—
Performance participation allocation	—	—		—		—
Depreciation and amortization	—	—		5,199	(e)	5,199
Total expenses	169	2,949		5,199		8,317
Other income (expense), net
Realized and unrealized gains from real estate-related securities, net	—	—		—		—
Interest expense	—	—		(4,051)	(f)	(4,051)
Other income	—	—		—		—
Total other income (expense), net	—	—		(4,051)		(4,051)
Net income (loss)	$(169)	$5,316		$(5,286)		$(139)
Net income (loss) attributable to non-controlling interests	—	—		1	(g)	1
Net income (loss) attributable to common stockholders	$(169)	$5,316		$(5,287)		$(140)
Net income (loss) per share of common stock - basic and diluted	$(8.46)					$(0.03)
Weighted-average shares of common stock outstanding - basic and diluted	20					4,851	(h)

See accompanying notes to the unaudited pro forma consolidated statement of operations.

2.Unaudited Pro Forma Consolidated Statements of Operations Adjustments
a.Represents the unaudited consolidated statement of operations of CNSREIT for the nine months ended September 30, 2024, as included in CNSREIT’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, and the audited consolidated statement of operations for the year ended December 31, 2023, as included in CNSREIT’s Annual Report on Form 10-K for the year ended December 31, 2023.
b.Represents Bridgepointe’s statements of revenues and certain expenses from real estate operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023, as prepared in compliance with the provisions of Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended.
c.Represents (1) estimated straight-line revenue and (2) amortization of below-market leases based on the preliminary purchase price allocation.
d.The following table details certain expenses from real estate operations of Bridgepointe ($ in thousands):

Nine Months Ended September 30, 2024
Real estate taxes and insurance expense	$1,779
Other operating expenses	831
Total	$2,610

Year Ended December 31, 2023
Real estate taxes and insurance expense	$2,220
Other operating expenses	729
Total	$2,949
e.Represents depreciation and amortization of the acquired assets calculated using the straight-line method over their useful lives, as if the property has been acquired on January 1, 2023:

Description	Depreciable Life
Buildings	40 years
Buildings and site improvements	5-20 years
Lease intangibles and leasehold improvements	Over lease term
f.Represents the adjustment to interest expense as if the $70.0 million mortgage financing was put in place on January 1, 2023. The loan is a 10-year fixed-rate loan with an interest rate of 5.69% and is interest-only throughout the term ($ in thousands):

Nine Months Ended September 30, 2024
Interest expense	$2,987
Deferred financing fee amortization	51
Total	$3,038

Year Ended December 31, 2023
Interest expense	$3,983
Deferred financing fee amortization	68
Total	$4,051

g.Represents the net income (loss) allocable to the 1% non-controlling interest held by Sterling.
h.Reflects the issuance of 4.9 million Class P shares for total gross proceeds of $53.6 million to acquire Bridgepointe excluding deposits paid for the acquisition with cash on hand.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & STEERS INCOME OPPORTUNITIES REIT, INC.

Date:	March 5, 2025

		By:	/s/ Arjun Mahalingam
		Name:	Arjun Mahalingam
		Title:	Chief Financial Officer & Treasurer